UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 17, 2009

                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

         New York                      1-7657                  13-4922250
-----------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation                                            Identification No.)
 or organization)


  200 Vesey Street, World Financial Center
  New York, New York                                            10285
  ---------------------------------------------------         ----------
  (Address of principal executive offices)                    (Zip Code)

      Registrant's telephone number, including area code: (212) 640-2000


              ---------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE

American Express Company (the "Company") announced today that it has completed the previously-announced repurchase of $3.39 billion of preferred shares that were issued by the Company to the United States Department of the Treasury (the "Treasury Department") as part of the Treasury Department's Troubled Asset Relief Program Capital Purchase Program (CPP).

In addition, the Company announced that it expects to give notice to the Treasury Department of the Company's intent to enter into discussions regarding the repurchase of the outstanding warrants issued to the Treasury Department in conjunction with the preferred shares.

A copy of the Company's press release, dated June 17, 2009, announcing the Company's repurchase of the preferred shares is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

The first paragraph set forth in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference in its entirety.


Forward-Looking Statements
This report includes forward-looking statements, which are subject to risks and uncertainties. Forward-looking statements contain words such as "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "may," "should," "could," "would," "likely" and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: a decision by the Company not to proceed with the repurchase of the warrants issued to the United States Department of the Treasury under the CPP. A further description of these and other risks and uncertainties can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Report on Form 10-Q for the three months ended March 31, 2009, and its other reports filed with the SEC.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN EXPRESS COMPANY
                                           (REGISTRANT)

                                            By:  /s/ Carol V. Schwartz
                                            --------------------------------
                                            Name:  Carol V. Schwartz
                                            Title: Secretary

Date:  June 17, 2009

                                 EXHIBIT INDEX


ITEM NO.    DESCRIPTION

99.1 Press release, dated June 17, 2009, of American Express Company announcing completion of the repurchase of the preferred shares issued under the Capital Purchase Program.